SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 7, 2010

SILVER PEARL ENTERPRISES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-124837	45-0538522
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Qingshi Industrial Park
Ningbo Economic & Technological Development Zone
Ningbo, Zhejiang Province
P.R. China 315803
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(86) 574-8623-2955
 (ISSUER TELEPHONE NUMBER)

1541 E. Interstate 30
Rockwall, Texas 75087
 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

–––––––––––––––– Copies to: Leser, Hunter, Taubman & Taubman 17 State Street, Floor 20 New York, NY 10004 Tel: 212-732-7184
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

(c)  Appointment of Principal Officers

In anticipation of our growth in the China petrochemical industry, we have been seeking a new Chief Financial Officer. On May 7, 2010, the Board of Directors of Silver Pearl Enterprises, Inc. appointed Ms. Aichun “Angela” Li as our Chief Financial Officer, effective May 7, 2010. Ms. Li is expected to bring both corporate and capital markets experience to us, in order to assist in our planned growth.

Ms. Li is 38 years of age. Ms. Li has a decade of diverse experience in Corporate Finance, Accounting and Tax working with companies in the banking, manufacturing and consulting industries. Prior to joining us, Ms. Li was a member of the CFO Group with Bank of America, where she managed the financial reporting, forecasting and planning for several multi-million P&L accounts. Prior to that, Ms. Li served as a senior accountant with Nucor Corporation, one of the leading steel manufacturing companies, where she provided internal financial and tax consulting to 36 divisions and various subsidiaries. Prior to joining Nucor, Ms. Li was a consultant with Deloitte & Touche LLP in the analysis of financial reports and complex tax planning and compliance for a variety of organizations. Ms. Li also served as a member of the board of directors of Huifeng Bio-Pharmaceutical Technology Inc. in Xi’an, China. Ms. Li holds an MBA degree from the Fuqua School of Business at Duke University and a Master of Science in Accounting from Wake Forest University. Ms. Li is also a Certified Public Accountant.

Ms. Li’s compensation package as Chief Financial Officer consists of (i) an annual base salary of USD150,000, subject to adjustment by the Board, (ii) the right, at the Board’s discretion, to participate in all management bonus and incentive plan, and (iii)  the right to participate in all employee benefit plans, to the extent maintained by the Company.

There are no family relationships between Ms. Li and any director, executive officer, or person nominated or chosen to become a director or executive officer of the Company. Additionally, there were no transactions during the last two years, or proposed transactions, to which we were or are to be a party, in which Ms. Li had or is to have a direct or indirect material interest.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1 Press release issued by the Corporation on May 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Pearl Enterprises, Inc.

By:	/s/ Chunfeng Tao
Name:	Chunfeng Tao
Title: Dated:	Chief Executive Officer May 10, 2010